UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006

                              VONAGE HOLDINGS CORP.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                      001-32887                    11-3547680
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 (State or Other Juris-             (Commission                 (IRS Employer
diction of Incorporation)           File Number)             Identification No.)


       23 Main Street, Holmdel, NJ                             07733
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (732) 528-2600


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

         On August 25, 2006, Vonage Network of New Jersey Inc. d/b/a/ Vonage Network Inc., a subsidiary of Vonage Holdings Corp. (collectively, the "Company") entered into a Second Amendment to Services Agreement, effective as of August 30, 2006, by and between Third Party Verification, Inc. and the Company, amending certain provisions of the Services Agreement dated as of February 9, 2005 entered into by the parties, including an extension of the Initial Term (as such term is defined in the Services Agreement) to May 9, 2009.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             VONAGE HOLDINGS CORP.

Date:  August 31, 2006                       By:/s/ Joseph A. Brucchieri
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                                                Joseph A. Brucchieri
                                                Assistant Secretary